UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	June 22, 2008
Republic Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14267	65-0716904

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida	33301

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 769-2400

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 8.01. Other Information.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-2.1 Agreement and Plan of Merger dated June 22, 2008
EX-99.1 Press Release of Republic Services, Inc.
EX-99.2 Presentation Materials of Republic Services, Inc.
EX-99.3 Email to Employees of Republic Services, Inc.

Item 1.01. Entry into a Material Definitive Agreement.
On June 22, 2008, Republic Services, Inc., a Delaware corporation (“Republic”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Allied Waste Industries, Inc., a Delaware corporation (“Allied”), and RS Merger Wedge, Inc., a Delaware corporation and wholly owned subsidiary of Republic (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Allied will merge with and into Merger Sub (the “Merger”), with Allied continuing as the surviving corporation and a wholly owned subsidiary of Republic. A copy of the press release announcing these matters is filed as Exhibit 99.1 to this report and is incorporated herein by this reference.
At the effective time of the Merger (the “Effective Time”), each share of common stock of Allied, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive 0.45 shares of common stock, par value $0.01 per share, of Republic. In completing the transaction, Republic will issue approximately 198 million shares of common stock to Allied shareholders, representing approximately 52% ownership of the combined company.
Each of Republic and Allied has made customary representations and warranties and covenants in the Merger Agreement. The completion of the Merger is subject to various closing conditions, including but not limited to (a) approval of the transaction by the common stockholders of both Republic and Allied in accordance with Delaware law and the requirements of the New York Stock Exchange, (b) approval by the common stockholders of Republic of an amendment to its Amended and Restated Certificate of Incorporation providing for changes to Republic’s governance structure as provided for in the Merger Agreement, (c) absence of any applicable law prohibiting the Merger, (d) expiration or termination of the Hart-Scott-Rodino Act waiting period and certain other regulatory approvals, (e) receipt by Republic of written confirmation from the applicable credit ratings agencies that, upon the Effective Time, the senior unsecured debt of Republic (including Allied or any Allied Subsidiary (as defined in the Merger Agreement), to the extent an issuer under any indentures to which Allied or any Allied Subsidiary are party, and after giving effect to any parent or other guarantees required by such agencies) will be either (i) rated BBB- or better by Standard & Poor’s and Ba1 or better by Moody’s, or (ii) rated Baa3 or better by Moody’s and BB+ or better by Standard & Poor’s, (f) subject to certain exceptions, the accuracy of the representations and warranties of each party, (g) performance in all material respects of each party of its obligations under the Merger Agreement and (h) the delivery of customary opinions from counsel to Republic and counsel to Allied that the Merger will qualify as a tax-free reorganization for federal income tax purposes.
Mr. James E. O’Connor, currently Chairman of the Board of Directors and Chief Executive Officer of Republic, will continue as Chairman and Chief Executive Officer of Republic. At the Effective Time, the Board of Directors of Republic will consist of 11 directors, including Mr. O’Connor, five (5) current directors of Republic and five (5) directors designated by Allied.
The Merger Agreement contains certain termination rights for both Republic and Allied. If the Merger Agreement is terminated under certain circumstances specified in the Merger Agreement, Republic or Allied, as the case may be will be required to pay the other a termination fee of $200,000,000 plus expenses of up to $50,000,000.
The Board of Directors of each of Republic and Allied has approved the Merger and the Merger Agreement.
The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this report, and is incorporated herein by this reference.
The Merger Agreement contains representations and warranties that Republic and Allied made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement between Republic and Allied and may be subject to important qualifications and limitations agreed to by Republic and Allied in connection with negotiating its terms. Moreover, the representations and warranties may be subject to a contractual standard of materiality that may be different from what may be viewed as material to stockholders, or may have been used for the purpose of allocating risk between Republic and Allied rather than establishing matters as facts. For the foregoing reasons, no person should rely on the representations and warranties included in the Merger Agreement as statements of factual information at the time such representations and warranties were made or otherwise.

Additional Information and Where to Find It.
This communication is being made in respect of the proposed business combination involving Republic and Allied. In connection with the proposed transaction, Republic plans to file with the SEC a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of Republic and Allied plan to file with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Republic and Allied. INVESTORS AND SECURITY HOLDERS OF REPUBLIC AND ALLIED ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Republic and Allied through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Republic Services, Inc., 110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida, 33301 Attention: Investor Relations or by directing a request to Allied Waste Industries, Inc., 18500 North Allied Way, Phoenix, Arizona 85054, Attention: Investor Relations.
Participants in Solicitation.
Republic, Allied and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Republic’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008, and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 2, 2008, and information regarding Allied’s directors and executive officers is available in Allied’s Annual Report on Form 10-K, for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008 and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 10, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.
Item 8.01. Other Information.
Republic and Allied will hold an investor call and webcast Monday morning, June 23, 2008 at 8:30 a.m. Eastern Time/5:30 a.m. Pacific Time to discuss this announcement. Presentation materials can be accessed through the investor relations section of the Republic Web site at www.RepublicServices.com, Allied’s Web site at www.AlliedWaste.com and through a special merger Web site at www.RepublicAllied.com. The presentation materials are included as Exhibit 99.2 to this report.
In addition, in connection with Republic’s announcement of this transaction, Republic distributed an email regarding the transaction to its employees, the text of which is included as Exhibit 99.3 to this report.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of June 22, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc., and Allied Waste Industries, Inc.

99.1	Press Release of Republic Services, Inc. and Allied Waste Industries, Inc., dated June 22, 2008.

99.2	Presentation materials of Republic Services, Inc. and Allied Waste Industries, Inc.

99.3	Email to employees of Republic Services, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 23, 2008	REPUBLIC SERVICES, INC.
	By:	/s/ Tod C. Holmes
Tod C. Holmes
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni
Vice President and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of June 22, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc., and Allied Waste Industries, Inc.

99.1	Press Release of Republic Services, Inc. and Allied Waste Industries, Inc., dated June 22, 2008.

99.2	Presentation materials of Republic Services, Inc. and Allied Waste Industries, Inc.

99.3	Email to employees of Republic Services, Inc.